UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2025

Contineum Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42001	27-1467257
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3565 General Atomics Court, Suite 200 San Diego, California	92121
(Address of principal executive offices, including zip code)	(Zip Code)

(858) 333-5280
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	CTNM	The Nasdaq Global Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

On May 14, 2025, Contineum Therapeutics, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the first quarter ended March 31, 2025. A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in this Current Report on Form 8-K under Item 2.02 (including Exhibit 99.1) hereto is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and will not be incorporated by reference into any registration statement filed by the Company, under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.

Item 8.01 Other Events.

On May 14, 2025, the Company filed a Shelf Registration Statement on Form S-3 (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”) registering the sale of up to $300.0 million in the aggregate of the Company’s securities in one or more offerings over a three-year period.

The Company also entered into a Sales Agreement (the “Agreement”) with Leerink Partners LLC (“Leerink Partners”) relating to the offer and sale of up to $75.0 million in shares of its Class A common stock, par value $0.001 per share (the “Shares”). The Registration Statement contains a prospectus covering the sale of Shares pursuant to the Agreement. The Company is not obligated to make any sales of Shares under the Agreement. Any sales under the Agreement will be made pursuant to an “at-the-market offering” in accordance with Rule 415(a)(4) under the Securities Act of 1933, as amended. The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of such Agreement, a copy of which is filed as Exhibit 1.2 to the Registration Statement and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares, nor shall there be any offer, solicitation, or sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
1.1	Sales Agreement, dated May 14, 2025, by and between Contineum Therapeutics, Inc. and Leerink Partners (incorporated by reference to Exhibit 1.2 to the Company’s Registration Statement on Form S-3 filed with the SEC on May 14, 2025).
99.1	Press release dated May 14, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2025

Contineum Therapeutics, Inc.

By:	/s/ Peter Slover
Peter Slover
Chief Financial Officer Principal Financial Officer and Principal Accounting Officer